 Item 9. REGULATION FD DISCLOSURE

The following information is being provided under Item 12 – Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

On April 10, 2003, Baldor Electric Company issued a news release to report its financial results for the first quarter ended March 29, 2003. The release is furnished as Exhibit 99 hereto.